FREE TRADE ZONE

LEASE AGREEMENT

عقد إيجار

This Lease Agreement (hereinafter referred to as the "**Agreement**") is made effective on the 22th day of January 2017, entered into by and between:

أبرم عقد الايجار هذا (المشار اليه فيما يلي بـ "العقد") في يوم 22 من يناير لعام 2017، بين كل من:

RAK Free Trade Zone Authority, a government entity established under Emiri Decree dated 1.5.2000 of H.H. Sheikh Saqr Bin Mohammed Bin Salem Al Qasimi, Ruler of the Emirate of Ras Al Khaimah, and having its administrative office at Business Park, PO Box 10055, Ras Al Khaimah, hereinafter referred to as the "Lessor", and duly represented for the purpose of this Agreement by Mr. Imran Cheema, as Director of Client Relations Department of the Lessor;

هيئة المنطقة الحرة في رأس الخيمة، هيئة حكومية مؤسسة بموجب مرسوم أميري تاريخ 2000/5/1 صادر عن سمو الشيخ صقر بن محمد بن سالم القاسمي، حاكم رأس الخيمة، عنوانها مركز الأعمال في هيئة المنطقة الحرة، ص.ب: 10055 رأس الخيمة، المشار إليها فيما يلي بـ"المؤجر"، ممثلةً أصولاً لغاية هذا العقد السيد عمران شيما، رئيس قسم علاقات العملاء،

AND

و

Zedn Industries FZC, a company incorporated and existing under the Rules and Regulations of the Lessor, having its address at Ras Al Khaimah, United Arab Emirates, hereinafter referred to as the "Lessee", duly represented for the purpose of this Agreement by Mhd Zaher Daboul, as Manager of the Lessee.

زيدن اندستريز ش م ح، شركة مؤسسة وقائمة وفقاً لقواعد وأنظمة المؤجر، عنوانها رأس الخيمة، الامارات العربية المتحدة، والمشار إليها فيما يلي بـ"المستأجر"، ممثلةً أصولاً لغاية هذا العقد محمد زاهر دابول، بصفته المدير المستأجر.

PREAMBLE

تمهيد

WHEREAS, the Lessor fully owns the property, hereinafter referred to as the "**Premises**", more fully described in the Lease Particulars, attached hereto as Annexure 1.

حيث يملك المؤجر الملكية المشار إليها فيما يلي بـ"العين" تفصيلها في خصائص العقد المرفق كملحق 1.

WHEREAS, the Lessee carries on the business described in the Trade License;

وحيث أن المستأجر يدير أعمال ونشاط وفقاً لما هو مبين في الرخصة التجارية؛

WHEREAS, the Lessor desires to offer and the Lessee is willing to accept the lease of the Premises in accordance with the terms and subject to the conditions provided herein;

وحيث أن المؤجر يرغب بتأجير المستأجر العين وحيث قبل المستأجر بذلك وفقاً للشروط والاحكام الواردة في هذا العقد؛

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and the Lessee hereby agree as follows:

لذلك، وبناء على ما سبق وعلى تعهدات الطرفين المتبادلة وغيرها من الأحكام الواردة في متنه ، فقد اتفق المؤجر والمستأجر وهما بكامل أهليتهما القانونية وبرضاهما وقبولهما المتبادلين على ما يلي:

1. DEFINITIONS. In this Agreement, the words and expressions set forth below shall, unless the context otherwise requires, bear the meaning respectively assigned to them.

1. تعاريف. في هذا العقد، تحمل الكلمات والعبارات الواردة أدناه المعنى المحدد لها فيما يلي، ما لم يقتض السياق خلاف ذلك.

1.1 "**Actual Losses**" means the actual costs, expenses incurred and/or losses, penalties and damages suffered by the Lessor or caused to its property or

1.1 "الخسائر الفعلية" تعني التكاليف والنفقات المفروضة و/أو الخسائر والجزاءات والأضرار التي لحقت بالمؤجر أو بملكيته أو أعماله (بما في ذلك النفقات والتكاليف الناتجة عن اي مطالبات او

Contract : 0000002004826

works (including all costs and expenses incurred in connection with any claims, proceedings, or demands) as a direct consequence of the Lessee's Default, including loss of profit.

دعاوى أو طلبات) والناشئة مباشرة عن تقصير المستأجر بما في ذلك الربح الفائت.

1.2 "**Applicable Law**" means the applicable federal laws of the United Arab Emirates, and the local laws and regulations in Ras Al Khaimah and the Rules and Regulations of RAK Free Trade Zone Authority.

1.2 "**القانون الواجب التطبيق**" يعني القوانين والانظمة الفيدرالية السارية المفعول في الإمارات العربية المتحدة والقوانين والأنظمة المحلية المطبقة في إمارة رأس الخيمة وأنظمة هيئة المنطقة الحرة في رأس الخيمة.

1.3 "**Annexures**" means all attachments hereto initialled for identification by the Parties at the time of execution of this Agreement or to be subsequently attached to this Agreement as herein provided.

1.3 "**الملاحق**" تعني جميع المرفقات بهذا العقد والمؤشرة من قبل الطرفين عند توقيع هذا العقد أو تلك التي يتم ارفاقها لاحقاً به.

1.4 "**Rent**" means the amount defined in Annexure 1 to be paid by the Lessee to the Lessor as per terms of below Clause 7.1.

1.4 "**بدل الإيجار**" يعني بدل الإيجار المحدد في الملحق 1 والمتوجب من المستأجر إلى المؤجر وفق أحكام المادة 7.1 أدناه.

1.5 "**Park/Centre**" means the property more fully detailed in attached hereto Annexure 1, where the Premises are located consistent with the several provisions hereof under the ownership of the Lessor.

1.5 "**المنطقة/المركز**" يعني المنطقة التي تقع فيها العين والموصوفة في الملحق 1 المرفق بما يتوافق مع النصوص الخاصة بملكية المؤجر.

1.6 "**Commencement Date**" means 22th day of January 2017.

1.6 "**تاريخ البدء**" يعني 22 من يناير لعام 2017.

1.7 "**Common Areas and Facilities**" means those areas and facilities in the Park/Centre, which are not leased by the Lessor to the Lessee, or to any other lessee(s) of premises therein, but are provided by the Lessor for the common use by the Lessee and other lessees of premises in the Park/Centre, and their respective customers, contractors, agents, representatives, suppliers and employees, in common with the Lessor ("Common Users"), including but not limited to: all accesses, car parking, passages, entrances, courts, halls, toilets, stairways, lifts, sanitary block, water and power connections, fire protection, security, insurance, waste disposal and other grounds and amenities, which the Lessor shall provide for the general use of the Common Users, and such other services and facilities, the aforesaid not intended to imply any obligation on the Lessor.

1.7 "**المساحات والمنافع المشتركة**" تعني تلك المساحات والمرافق الكائنة في المبنى/المركز والتي لم يقم المؤجر بتأجيرها إلى المستأجر أو إلى أي مستأجرين آخرين ولكنها تقدم للاستخدام المشترك من قبل المستأجر والمستأجرين الأخرين في المبنى/المركز ولعملاء ووكلاء وممثلي وموردي ومستخدمي كل منهم بشكل مشترك مع المستأجر (المستخدمين المشتركين) وتشمل هذه المناطق والمرافق على وجه العموم لا الحصر: مواقف السيارات و الممرات والمداخل والردهات والقاعات والحمامات والدرج والمصاعد والتجهيزات الأخرى التي يوفرها المؤجر لاستخدامها بشكل عام من قبل المستخدمين المشتركين وكذلك تلك الخدمات والمرافق الأخرى، علماً بأن ما ورد أعلاه لا يشكل أي التزام على المؤجر.

1.8 "**Default**" means an act, omission, delay, breach, failure, neglect, or misconduct of the Lessee, or its employees, agents, representatives, consultants, or contractors, in the performance of its obligations hereunder or under the Applicable Law, which has the direct and immediate consequence of causing Actual Losses to the Lessor.

1.8 "**التقصير**" يعني أي تصرف أو تقاعس أو تأخير أو مخالفة أو إخفاق أو إهمال أو سوء تصرف من قبل المستأجر أو اي من موظفيه أو وكلائه أو ممثليه أو مستشاريه أو مقاوليه بمناسبة تنفيذ التزاماتهم المنصوص عنها في هذا العقد أو بموجب القانون الواجب التطبيق والذي يترتب عنه مباشرة وفورياً إلحاق خسائر فعلية بالمستأجر.

1.9 "**Expiry Date**" means 21th day of January 2018.

1.9 "**تاريخ الانتهاء**" يعني 21 من يناير لعام 2018.

1.10 **"External Signage Space"** means the area and necessary framework, accorded by the Lessor to the Lessee upon the Lessor's specifications, occupying a position to maximize visibility of the Lessee's external signage - as specified by the Lessor (applicable/not applicable).

1.10 **"مساحة اللافتات الخارجية"** تعني المساحة والإطار الضروري الذي يوافق المؤجر على تأمينه للمستأجر، وفقاً لمواصفات المؤجر، والتي تشغل موقعاً يمكن وبوضوح رؤية لافتة المستأجر من خلاله وفقاً لما هو مبين ومحدد من قبل المؤجر (مطبقة/غير مطبقة).

1.11 **"Fit Out Period"** means the period during which the Lessee shall have rent-free access to and lock-up possession of the Premises for fitting-out, as defined in Annexure 1 (applicable/not applicable).

1.11 **"مدة الاكساء /التجهيز"** تعني المدة التي يكون للمستأجر خلالها الحق في حيازة العين دون دفع أي بدل ايجار وذلك بهدف تهيئة العين – وفق التفصيل الوارد في الملحق 1 (مطبقة/غير مطبقة).

1.12 **"Force Majeure Event"** means an event or circumstance that was unforeseeable, unavoidable, and renders the performance of any obligation impossible, including but not limited to, any governmental acts that satisfy all the above elements.

1.12 **"القوة القاهرة"** تعني بالنسبة لأي التزام، حدث أو ظرف غير متوقع يتعذر تفاديه ويؤدي الى استحالة تنفيذ الالتزام بما فيها (على سبيل المثال لا الحصر) أي قرارات حكومية يتحقق فيها كل العناصر السابقة الذكر.

1.13 **"Handover Certificate"** means the certificate issued under Clause 5.2.

1.13 **"شهادة التسليم"** تعني الشهادة الصادرة بموجب المادة 5.2.

1.14 **"Handover Date"** means the date determined in accordance with Clause 5 and on which date the Lessor shall, as undertaken in Clause 5.1, handover and give access and lock-up possession of the Premises to the Lessee;

1.14 **"تاريخ التسليم"** يعني التاريخ الذي يحدد وفقاً للمادة 5 ويتعهد فيه المؤجر بتسليم العين المؤجرة إلى المستأجر وتمكينه من الدخول إليها وحيازتها وفقاً لأحكام المادة 5.1.

1.15 **"Insured Risk(s)"** means fire, storm, tempest, flood, rainwater and other water damage (including flood and sprinkler leakage, bursting and overflowing of water tanks, apparatus, or pipes), earthquake, lightning, explosion, impact, theft, robbery, malicious damage, riots and strikes, civil commotion (excluding terrorism), impact by aircraft and other aerial devices and articles dropped there from, and such other risks and perils as determined by the Lessor.

1.15 **"المخاطر المؤمنة"** تعني الحرائق والعواصف والفيضانات ومياه الأمطار والأضرار الأخرى الناتجة عن تدفق المياه (بما في ذلك السيول والتسرب وانفجار أو زيادة التدفق من خزانات المياه والأجهزة أو الأنابيب) والزلازل والصواعق والانفجارات والصدم، والسرقة والسطو والأضرار المتعمدة والشغب والإضرابات والعصيان المدني (باستثناء الإرهاب) وأثر الطائرات والأجهزة الهوائية الأخرى والأشياء الساقطة منها والمخاطر الأخرى التي يحددها المؤجر.

1.16 **"Lease Period"** means the period starting from the Commencement Date until the Expiry Date, or earlier termination according to the terms of Clause 11 hereof.

1.16 **"فترة الإيجار"** تعني المدة اعتباراً من تاريخ البدء حتى تاريخ الانتهاء أو الإنهاء المبكر وفقاً للمادة 11 أدناه.

1.17 **"Lease Term"** means the period starting from the Commencement Date and ending on the Expiry Date.

1.17 **"مدة الإيجار"** تعني المدة اعتباراً من تاريخ البدء وحتى تاريخ الانتهاء.

1.18 **"Licensed Areas"** means the technical areas on the roof or elsewhere, the External Signage Space, the service area, the conduit media, roof locations for engineering plant and satellite dishes, as per specified by the Lessor, being the areas for which no Rent, or any other charges are payable by the Lessee.

1.18 **"المساحات المرخصة"** تعني المساحات التقنية على السطح أو في أي موضع آخر، المساحة المخصصة للافتات الخارجية وساحة الخدمات وقنوات التصريف والمواقع الكائنة على السطح للمعدات الهندسية والأطباق اللاقطة والارصفة كما هي مبينة ومحددة من قبل المؤجر، ولا يتحمل المستأجر عنها بدل الإيجار أو أية مصاريف أخرى خاصة بها.

1.19 **"Normal Business Hours"** means maximum hours possible according to the Applicable Law

1.19 **ساعات العمل العادية"** تعني ساعات العمل القصوى للعين

during which the Premises will be open for business.

وفقاً لما يسمح به القانون الواجب التطبيق.

1.20 "**Party**" means either the Lessor or the Lessee as the context admits, and Parties means both of them.

1.20 "**الطرف**" يعني إما المستأجر أو المؤجر كما يتطلب النص والأطراف تعني كلاهما معا.

1.21 "**Permits**" means all permits, approvals, consents, licenses, certificates, authorizations prescribed by or under the Applicable Law issued by the relevant authority which are necessary for the proper and complete performance or fulfilment of any of the obligations, covenants, or agreements in this Agreement, for the fit-out of the premises or the exercise of the Permitted Uses.

1.21 "**التراخيص**" تعني جميع التراخيص والموافقات والشهادات والتفويضات التي يفرضها القانون الواجب التطبيق الصادرة من الجهة المختصة والتي تكون ضرورية لإتمام وإنجاز أي من الالتزامات والاتفاقات والموجبات المذكورة في هذا العقد لإصدار الترخيص من قبل هيئة المنطقة الحرة لتجهيز العين أو ممارسة الإستخدامات المصرح بها.

1.22 "**Permitted Uses**" means the activities strictly licensed by RAK Free Trade Zone Authority in Annexure 1.

1.22 "**الاستخدامات المصرح بها**" تعني الأنشطة المرخصة حصراً وفقاً لهيئة المنطقة الحرة برأس الخيمة في الملحق 1.

1.23 "**Preamble**" means the introductory declarations titled as such, explaining the basis and objective of this Agreement.

1.23 "**تمهيد**" تعني المقدمة الايضاحية المسماة كذلك التي توضح الأسس والغرض من هذا العقد .

1.24 "**Trade License**" means approval granted to the Lessee by RAK Free Trade Zone Authority to exercise the Permitted Uses.

1.25 "**الرخصة التجارية**" تعني جميع الموافقات المعطاة للمستأجر من قبل هيئة المنطقة الحرة للمارسة الإستخدامات المصرح بها.

1.25 "**Utilities**" means provision for the uninterrupted power and water connection as per the requirements of the Premises (applicable/not applicable).

1.26 "**المنافع**" تعني توفير الطاقة والمياه بدون انقطاع وفقا متطلبات العين (مطبقة/غير مطبقة).

2. INTERPRETATION. The following provisions shall apply to the interpretation of this Agreement:

2. **التفسيرات.** تطبق الأحكام التالية عند تفسير هذا العقد:

2.1 Words importing the singular number include the plural, words importing a particular gender include all genders, and words importing persons include natural person, judicial entity company, or other association of persons.

2.1 الكلمات التي تشير إلى عدد مفرد تشمل الجمع وتلك التي تشير إلى جنس معين تشمل كل الاجناس والكلمات التي تشير إلى أشخاص تشمل الاشخاص الطبيعيين او الشركات أو هيئات أشخاص أخرى.

2.2 Any covenant or agreement on the part of two (2) or more persons shall bind each of them jointly and severally.

2.2 إن أي اتفاق أو تعهد بين شخصين أو أكثر يعتبر ملزماً لكل منهم مجتمعين أو منفردين.

2.3 Heading of clauses have been inserted for convenience only and shall not control the meaning or affect the construction or the interpretation thereof.

2.3 ان عناوين المواد تستخدم لأغراض الاسترشاد فقط ولا تحكم المعنى أو تؤثر على بنيته او تفسيره.

2.4 References herein to Clauses are, unless otherwise specified, references to Clauses of this Agreement.

2.4 إن الاشارة الى المواد وما لم يقتض السياق خلاف ذلك، تعني الاشارة إلى مواد هذا العقد.

2.5 Whenever in this Agreement, the consent or approval of either Party is required to be obtained, such consent shall be in writing and, if given, made subject to such

2.5 أينما ورد في هذا العقد ضرورة الاستحصال على موافقة او تصديق اي من الفريقين، فإن مثل هذه الموافقة يجب أن تكون خطية وخاضعة للشروط التي يفرضها الطرف المانح لهذه

conditions imposed by the consenting Party as it deems fit in the circumstances, but such consent or approval shall not be unreasonably or arbitrarily withheld or delayed, provided any condition to the granting of such covenant or approval is satisfied, except where such consent or approval is expressed to be subject to a Party's absolute discretion.

الموافقة والتي يراها ملائمة للطرف المطلوب الموافقة من اجله. يجب عدم حجب تلك الموافقة أو تأخيرها بشكل غير مبرر أو بطريقة تحكمية شرط استيفاء تلك الموافقة لشروط منحها، ما لم تكن هذه الموافقة أو التصديق خاضعين للتقدير المطلق لاحد طرفي العقد.

2.6 References to notices to be given by one Party to the other shall mean prior written electronic or hard notice and unless otherwise prescribed, be given in reasonable time.

2.6 إن الإشارة إلى الإخطارات التي يرسلها أحد الطرفين إلى الطرف الآخر تعني الإخطار الكتابي الإلكتروني أو الورقي المسبق الواجب ارساله خلال مهلة معقولة، ما لم يتقرر خلاف ذلك.

2.7 Reference to any Annexure hereto includes reference to the whole of the Annexure under reference including its several parts and to any subsequent attachments and/or additions thereto agreed to between the Parties.

2.7 إن الإشارة إلى أي ملحق بهذا العقد تشمل الإشارة إلى الملحق المعني بكامله بما في ذلك مرفقاته المتعددة وأي مرفقات/إضافات لاحقة يجري الاتفاق عليها بين الطرفين.

2.8 This Agreement and all dates and years herein shall be reckoned in accordance with the Gregorian calendar.

2.8 إن هذا العقد وكافة التواريخ الواردة فيه تحسب وفقاً للتقويم الميلادي.

2.9 Where in this Agreement or the Applicable Law, an obligation to do or prevent the occurrence of an event or act is stated or implied to be a Party's responsibility, such obligation shall be interpreted either as an obligation to achieve a result or as an obligation to deploy the necessary means in order to achieve a result depending on its context or express or implied language and includes, unless otherwise expressly stated, the expenditure of all monies and incurring of all costs for fully and effectively complying with such obligation.

2.9 أينما ورد في هذا العقد أو في القانون الواجب التطبيق سواء بشكل ضمني أو صريح الاشارة إلى التزام مترتب على طرف ما للقيام او لمنع عمل ما فإن هذا الالتزام يجب تفسيره كموجب تحقيق نتيجة او موجب تأمين وسيلة لتحقيق نتيجة وفقاً للسياق الذي ورد فيه الالتزام سواء بشكل ضمني أو صريح ويشمل، ما لم يكن هناك نص صريح على خلاف ذلك، إنفاق كافة الأموال وتحمل كافة التكاليف للاداء الكامل والفعال لمثل هذا الالتزام.

2.10 The respective rights of the Lessor and the Lessee under this Agreement are not mutually exclusive and may in the absolute discretion of the Party entitled to exercise them, be exercised in the alternative or in addition and without prejudice to all and any other rights, remedies, and relieves available hereunder or under the Applicable Law.

2.10 لا تعتبر حقوق كل من المؤجر والمستأجر بموجب هذا العقد لاغية لأية حقوق اخرى قد تترتب لأي منهما، بل يجوز لأي طرف وفقاً لمطلق اختياره ممارستها بصورة بديلة او اضافية وذلك دون الإخلال بأي حقوق أخرى أو تعويضات ينص عليها هذا العقد أو القانون الواجب التطبيق.

2.11 Any claim for Actual Losses shall be supported by substantiating documentation; whereas a claim for Liquidated Damages need not be supported.

2.11 ان أي مطالبة بالخسائر الفعلية يجب تعزيزها بالمستندات المؤيدة، أما المطالبة بالتعويض الاتفاقي فلا تحتاج إلى اثبات.

3. **INCORPORATION.** The Preamble and the Annexures are hereby incorporated into this Agreement and shall form an integral part hereof. Any reference to this Agreement shall include reference to the Preamble and the Attachments.

3. **التمهيد والملاحق.** ان التمهيد والملاحق المرفقة بهذا العقد تشكل جزءاً لا يتجزأ منه. ان أي إشارة إلى هذا العقد تشمل الإشارة إلى التمهيد وجميع الملاحق المرفقة به.

4. **RELATIONSHIP OF THE PARTIES AND PRIMACY OF THE AGREEMENT**

4. **علاقة الطرفين وأولوية عقد الايجار:**

FREE TRADE ZONE

4.1 **Relationship**. The relationship between the Lessor and the Lessee under this Agreement shall not be considered as that of principal and agent or partners or joint venturers.

4.1 **علاقة الطرفين**. لا يجوز اعتبار العلاقة بين المؤجر والمستأجر بموجب هذا العقد علاقة بين موكل ووكيل أو علاقة بين شركاء أو علاقة مشروع مشترك.

4.2 **Primacy of this Agreement**. The covenants and conditions in this Agreement shall always govern the relationship of the Parties in respect of the matters dealt with herein and shall be deemed to define and contain the full scope and extent of the respective rights, obligations and privileges of the Parties but each and every part of this Agreement shall be construed so as not to infringe the provisions of the Applicable Law. If any covenant or condition on its true and proper interpretation does infringe such a provision, such covenant or condition shall be read down to the extent necessary to ensure that it does not infringe and to such reasonable extent as is necessary to give it a valid operation. In the event that any such covenant or condition becomes void or is declared invalid by the final and unappealable order, decree, award, or judgment of any court or tribunal, this Agreement shall be construed as if such covenant or condition had not been included herein.

4.2 **أولوية عقد الإيجار**. ان التعهدات والشروط الواردة في هذا العقد هي التي تحكم دوماً العلاقة بين الطرفين فيما يتعلق بالمواضيعالواردة فيه. يحدد هذا العقد ويضمن النطاق الكامل وطبيعة الحقوق والتزامات وامتيازات الطرفين ذات الصلة، ولكن يجب تفسير كل جزء من هذا العقد بشكل لا يخالف أحكام القانون الواجب التطبيق. إذا ما خالف أي تعهد أو شرط وفقاً لتفسيره الصحيح مثل تلك الأحكام، عندها يتوجب تعديله بالقدر الضروري لضمان عدم خرق تلك الأحكام وبالحد المعقول المطلوب لاعتماد مشروعية نفاذه. في حال أصبح أي من تلك التعهدات أو الشروط غير نافذ أو لاغ بموجب قرار نهائي أو مرسوم أو حكم من أي محكمة أو هيئة تحكيم، عندها يجب تفسير هذا العقد كما لو أن ذلك التعهد أو الشرط لم يكن متضمناً فيه.

5. HANDOVER

5. التسليم.

5.1 **Conditions for Handover.** The Lessor shall arrange the Handover of the Premises and the Licensed Areas (if applicable) on the Handover Date to the Lessee. Any reference to the Premises in relation to the Handover shall include reference to the Licensed Areas also.

5.1 **شروط التسليم**. يجب على المؤجر أن يقوم بتنظيم عملية تسليم العين والمساحات المرخصة (في حال التطبيق) للمستأجر في تاريخ التسليم. إن اية إشارة للعين فيما يتعلق بالتسليم يتضمن كذلك الإشارة الى المساحات المرخصة.

5.2 **Handover Certificate**. The Lessor and the Lessee, must, at Handover Date, sign the Handover Certificate confirming that the Premises has been duly handed over as per description provided in Annexure 1.

5.2 **شهادة التسليم**.:يلتزم المستأجر بتوقيع شهادة التسليم بتاريخ التسليم يؤكد فيها بأنه تم تسليم العين وفقاً للمواصفات الواردة في الملحق 1.

6. THE LEASE

6. الإيجار

6.1 **Commencement of Term**. The Lessor shall grant to the Lessee, and the Lessee shall accept from the Lessor, the lease of the Premises for the Lease Period upon the terms and subject to the conditions contained herein, starting from the Commencement Date.

6.1 بداية المدة. يمنح المؤجر للمستأجر القابل بذلك إيجار العين لفترة الإيجار وفقاً لأحكام وشروط هذا العقد، إعتباراً من تاريخ البدء.

6.2 **Levies**. Each Party shall bear its own costs and expenses in relation to the establishment of the tenancy, like travel and accommodation arising out of this Agreement (hereinafter referred to as the "**Leasing Costs**"). All costs, taxes, duties, and government fees including those for or in connection with the execution, legalization, attestation,

6.2 **التكاليف المفروضة**. يتحمل كل طرف تكاليفه ونفقاته المتعلقة بهذا الإيجار مثل نفقات السفر والإقامة الناتجة عن هذا العقد (التي يُشار إليها فيما بعد بـ "**تكاليف الإيجار**"). إن كل التكاليف والضرائب والرسوم الحكومية بما فيها تلك المتعلقة بالتنفيذ والتوثيق والتصديق والتسجيل أو غيرها من الإثباتات أو الإجراءات القانونية (يشار إليها بعد ذلك بـ"**التكاليف الإجرائية**") يجري تحملها من قبل المستأجر. اما أي إجراء

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notarization, stamping, registration, or other authentication or legal procedure connected with this Agreement (hereinafter referred to as the "**Procedural Cost**") shall be solely borne by the Lessee. For any procedure other than those referred to above, the costs of such other procedure shall be borne by the Party on whom the same is imposed and made payable according to the Applicable Law. In case the Applicable Law does not specify which Party shall bear the cost, then the Lessee agree to bear the costs of such other procedures.

اخر غير تلك المُشار إليها أعلاه، فإن تكاليفه تقع على عاتق الطرف الذي فرضت عليه بموجب القانون الواجب التطبيق. في حال لم يحدد القانون الواجب التطبيق الطرف الذي يتحمل هذه التكاليف، فإن التكاليف المشار اليها تقع على عاتق المستأجر.

7. LESSEE'S COVENANTS. In consideration of the lease of the Premises, the Lessee agrees as follows:

7. **تعهدات المستأجر.** مقابل استئجار العين ، يتعهد المستأجر بما يلي:

7.1 **Rent.** The Rent to be paid by the Lessee to the Lessor starting from the Commencement Date shall amount to the sum prescribed in attached hereto Annexure 1 , to be settled in advance, at the date of signature of this Agreement.

7.1 **الإيجار.** يؤدي المستأجر **بدل الإيجار** للمؤجر إعتباراً من تاريخ البدء بالقيمة المشار إليها في الملحق 1 لهذا العقد ويدفع مقدماً بتاريخ توقيع العقد.

7.2 **Outgoings.** To pay all outgoings which are now or may hereafter be payable in respect of the tenancy of the Premises or business conducted therein and which are assessed to and legally or statutorily required to be paid or borne by the Lessee.

7.2 **النفقات.** يقوم المستأجر بدفع كافة النفقات التي تستحق الدفع حالياً أو لاحقاً فيما يتعلق بإيجار العين أو النشاط التجاري الذي يمارس فيها والتي يتم تقييمها ويتوجب دفعها قانوناً أو تحملها.

7.3 **Security Deposit.** The Lessee shall deposit in advance a security amount more fully described in attached hereto Annexure 1. The Security Deposit shall be used in the event of default by the Lessee of its obligations. If any portion of the Security Deposit is so used or applied, the Lessee will, upon demand by the Lessor, deposit with the Lessor cash in an amount sufficient to restore the Security Deposit fully. At the end of the Term, the Lessor will return to the Lessee the remaining portion of the Security Deposit (if any) after the date of official handover of the Facility to the Lessor. The Lessee shall deposit in advance a security amount more fully described in attached hereto Annexure 1. The Security Deposit shall be used in the event of default by the Lessee of its obligations. If any portion of the Security Deposit is so used or applied, the Lessee will, upon demand by the Lessor, deposit with the Lessor cash in an amount sufficient to restore the Security Deposit fully. At the end of the Term, the Lessor will return to the Lessee the remaining portion of the Security Deposit (if any) after the date of official handover of the Facility to the Lessor.

7.3 **مبلغ التأمين.** يقوم المستأجر بإيداع مبلغ تأمين مقدما وفق التفاصيل الواردة في الملحق 1 مبلغ التأمين. يقوم المستأجر بإيداع مبلغ تأمين مقدما وفق التفاصيل الواردة في الملحق 1 لهذا العقد، يستخدم مبلغ التأمين في حالة التقصير من قبل المستأجر بالتزاماته. إذا تم استخدام أي جزء من مبلغ التأمين ، يقوم المستأجر بناءاً على طلب من قبل المؤجر ،بإيداع المبلغ نقداً لدى المؤجر في حدود مبلغ يكفي لاستعادة مبلغ التأمين بالكامل. في نهاية المدة، فإن المؤجر يعيد للمستأجر الجزء المتبقي من مبلغ التأمين (إن وجد) بعد تاريخ التسليم الفعلي للعين المؤجرة إلى المؤجر.

7.4 **Trade Licence.** To maintain during the Lease Term the Trade License valid in respect of business carried on from the Premises.

7.4 **الترخيص التجاري.** أن يحافظ خلال فترة عقد الإيجار على صلاحية الترخيص التجاري العائد للنشاط الذي يمارسه في العين.

7.5 **Permitted Uses of the Premises.** Not to use or permit the Premises or any part thereof to be used for any purpose other than exclusively for the Permitted Uses.

For avoidance of doubt, the Lessee acknowledges that sub-letting the Premises is not permitted and further undertakes not to wholly or partially sub-lease the Premises.

7.5 **الاستخدامات المصرح بها في العين.** عدم استخدام أو السماح باستخدام العين أو أي جزء منها لأي غرض عدا الاستخدامات المصرح بها بشكل حصري.

لحاجة التوضيح، يقر المستأجر بعلمه عدم جواز إيجار العين من الباطن ويتعهد عدم إيجار العين كلاً أو جزءاً من الباطن للغير.

7.6 **Conduct of Business.** To open the Premises for the Permitted Uses and to keep the Premises open for business subject to conformity with the Applicable Law. A closure of the Premises by the Lessee for the purpose of stocktaking or repair or refurbishment or as a consequence of strikes, lockouts, or Industrial disputes or on the happening of an event of Force Majeure will not be a breach of this Clause.

7.6 **مباشرة النشاط.** أن يفتح العين لمباشرة الأغراض المسموح بها والمثابرة على النشاط مع مراعاة القانون الواجب التطبيق . إن إغلاق العين من قبل المستأجر لغرض الجرد أو الإصلاح أو الترميم أو نتيجة للإضرابات او الإغلاق القصري أو النزاعات الصناعية أو عند وقوع حالة من حالات القوة القاهرة لا يعتبر مخالفة لهذه المادة.

7.7 **Unauthorised Alterations.** Not to make any alterations or additions to the structure or exterior of the Premises, or the Park/ Centre. The Lessee may at its expense alter or improve the interior of the Premises for the conduct of its business after obtaining the consent of the Lessor as to the alterations or improvements and the contractor to perform same, provided the Lessor has been given a policy or policies of workmen's compensation liability and property damage insurance, naming the Lessor as an additional insured in limits and with companies approved by the Lessor. Such alterations and improvements shall in no way be harmful to the structure of nor overload the electrical, plumbing, or air-conditioning facilities of the Premises or the Lessee's Sector and must comply with the Applicable Law.

7.7 **التعديلات غير المصرح بها.** عدم إجراء أي تعديلات أو إضافات على بنية أو الجزء الخارجي من العين أو المنطقة/المركز. يجوز للمستأجر أن يقوم على نفقته بتعديل أو تطوير الجزء الداخلي من العين بغرض ممارسة أعماله فيها بعد الحصول على موافقة المؤجر الخطية بشأن التعديلات أو التحسينات وعلى أن يقوم المقاول بتنفيذها شرط إعطاء المؤجر بوليصة أو بوالص تأمين ضد طوارئ العمل والاضرار بالممتلكات وتسمية المؤجر كمؤمن عليه إضافي ضمن حدوده وأن يكون لدى شركات موافق عليها من قبل المؤجر. ان التعديلات والتحسينات المشار اليها ينبغي أن لا تضر بأي شكل بالبنية أو أعمال الكهرباء او أعمال السباكة أو تكييف الهواء في العين أو في قطاع المستأجر وأن تتوافق مع القانون الواجب التطبيق.

7.8 **Maintenance and Repair.** The Lessee shall assume responsibility for day-to-day maintenance of the non-structural parts of the Premises, pursuant to which, the Lessee shall,upon its costs and expenses:

7.8 **الصيانة والتصليح.** يكون المستأجر مسؤولاً عن أعمال الصيانة اليومية للأجزاء غير الهيكلية من العين ، والتي يتوجب على المستأجر القيام بها على نفقته الخاصة وفقاً للتالي:

7.8.1 Clean, maintain and keep in good and substantial repair and good working condition the non-structural parts of the Premises, the Lessee's signs, machinery, plant, equipment, fixtures and things in the Premises, or which may at any time be erected or become part thereof;

7.8.1 تنظيف وصيانة وإصلاح والحفاظ بحالة جيدة على الأجزاء غير الهيكلية من العين ولافتات المستأجر والآلات والمعدات والتجهيزات الثابتة والأشياء العائدة للعين أو التي يتم تركيبها فيها في أي وقت أو تصبح جزءاً منها بهدف الحفاظ على العين ؛

7.8.2 Execute repairs and make replacements (not required to be made by the Lessor) including repairs and replacements to the equipment provided by the Lessee under its fitting out contract and serving the Premises.

7.8.2 تنفيذ أعمال الإصلاح والاستبدال (التي لا يقع موجب القيام بها على المؤجر) بما في ذلك إصلاح واستبدال أعمال السباكة والكهرباء والمعدات وتكييف الهواء التي يوفرها المستأجر وفقا للأحكام المتعلقة بالإكساء/التجهيز كجزء من أعمال المستأجر لخدمة العين.

7.8.3 In case there are maintenance works that need to be done within the Facility, the Lessor has the authority do such maintenance works at the cost

7.8.3 في حال وجوب القيام بأعمال صيانة للمنشأة، للمؤجر الصلاحية للقيام بمثل هذه الأعمال على نفقة المستأجر. كما يقر المستأجر بمثل هذه الصلاحية الممنوحة للمؤجر ويوافق

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of the Lessee. The Lessee recognizes such Lessor's authority and agrees to pay the Lessor upon demand the costs and charges for such maintenance works as reasonably estimated and determined by the Lessor at its sole discretion.

على أن يدفع للمؤجر، بناء على طلب المؤجر، جميع التكاليف والرسوم لأعمال الصيانة التي تمت وفقاً للقيمة التي يقدرها المؤجر بشكل معقول بناء على إرادته المطلقة والمنفردة.

7.9 **Compliance with the Applicable Law.** To comply with the provisions of the Applicable Law affecting or relating to the use by the Lessee of the Premises, and with all requirements which may be made or notices or orders which may be lawfully given by any governmental, semi-governmental, city, municipal, health, licensing, civic or other authority having jurisdiction or authority over or in respect of the Premises or the use thereof, and keep the Lessor indemnified in respect of all such matters.

7.9 **الالتزام بالقانون الواجب التطبيق.** الالتزام بأحكام القانون الواجب التطبيق التي تؤثر أو تتعلق باستخدام المستأجر للعين والالتزام كذلك بكافة المتطلبات أو الإخطارات أو الأوامر المعطاة وفقاً للأصول من قبل أية سلطة حكومية أو شبه حكومية أو بلدية أو صحية أو سلطة ترخيص أو سلطة مدنية أو سلطة أخرى لها الاختصاص أو السلطة بالنسبة للعين أو على استخدامها والتعهد بتعويض المؤجر عن المسائل المتقدم ذكرها.

7.10 **Lessee's Indemnity.** The Lessee hereby undertakes to indemnify and to keep the Lessor indemnified against the Actual Losses attributable to the Lessee's Default.

7.10 **تعويض المستأجر.** يضمن المستأجر ويتعهد بتعويض المؤجر ضد الخسائر الفعلية الناشئة عن تقصيره.

7.11 **Lessor's Entry for Repairs, Inspection**

7.11 **دخول المؤجر للقيام بأعمال الإصلاح والمعاينة.**

7.11.1 To permit the Lessor or its agents at reasonable times to enter the Premises and carry out repairs, renovations, maintenance of to any part of the Premises or to the neighbouring premises in compliance with the Lessor's obligations under the provisions of this Agreement or otherwise becoming necessary or desirable in the Lessor's sole judgement provided always that notice is given to Lessee (except in the case of emergency).

7.11.1 السماح للمؤجر أو عملائه بالدخول في أوقات معقولة إلى العين للقيام بأعمال الإصلاح او الترميم او الصيانة أي جزء من العين أو لعين مجاورة وذلك بشكل يتفق مع تنفيذ المؤجر لالتزاماته بموجب أحكام هذا العقد أو تلك التي تصبح ضرورية أو مطلوبة من وجهة نظر المؤجر على ان يتم ابلاغ المستأجر دائماً بذلك (باستثناء الحالات الطارئة).

7.11.2 To permit the Lessor or its and upon the Lessee receiving notice, (except in the case of emergency), to enter upon the Premises and inspect the state of repair thereof. The Lessor may by notice call upon the Lessee to repair and rectify within a reasonable time, any defect or damage for which Lessee is responsible. In default of the Lessee so doing, the Lessor may enter and execute the required repairs as if the Lessor were entitled to possession of the Premises. All reasonable expenses and costs of the Lessor doing so shall forthwith be payable by the Lessee to the Lessor or set-off from security deposit amount.

7.11.2 السماح للمؤجر أو عملائه في كافة الأوقات وبناء لاستلام المستأجر إخطارا (باستثناء حالات الطوارئ) للدخول إلى العين ومعاينة حالة الإصلاح فيها. يجوز للمؤجر بناءً على اخطار، مطالبة المستأجر بإصلاح وتقويم أية أعطال أو أضرار تدخل ضمن مسؤوليته على ان يتم ذلك خلال وقت معقول. في حالة تقصير المستأجر بالقيام بذلك، يحق للمؤجر من دون ان يكون ملزماً بذلك، الدخول من حين لآخر وتنفيذ الإصلاحات الضرورية وكما لو كان يحق للمؤجر حيازة العين المؤجرة. إن كافة المصاريف والتكاليف المعقولة التي يتكبدها المؤجر ينبغي دفعها من قبل المستأجر إلى المؤجر.

7.13 **Notice of Defects.** To give to the Lessor prompt notice of defects or want of repair in any services to, or fittings in the Premises and of any circumstances likely to cause any danger, risk or hazard or damage to the Premises or any person therein.

7.13 **الإخطار بشأن العيوب.** إعطاء المؤجر إخطاراً فورياً بالعيوب أو حاجات الاصلاح لأي خدمات أو تجهيزات في العين المؤجرة والإبلاغ عن أية ظروف من المرجح أن تشكل خطراً أو ضرراً على العين أو أي شخص فيها.

7.14 **Pests, Insects.** To keep at its cost the Premises free of rodents, vermin, insects, pests, birds and animals

7.14 **الحشرات والقوارض.** أن يقوم على نفقته بالحفاظ على العين خالية من القوارض والعث والآفات والحشرات والطيور

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and, in the event of failing so to do, and if required by the Lessor but at the cost of the Lessee, to employ from time to time or periodically, pest exterminators approved by the Lessor and upon request to furnish to the Lessor appropriate evidence in writing of the Lessee's compliance with this covenant.

والحيوانات. في حالة اخفاق المستأجر في القيام بذلك، وإذا كان مطلوباً من المؤجر ولكن على نفقة المستأجر، القيام بشكل دوري أو من حين لآخر باستخدام أشخاص مختصين ومعتمدين من قبله بإبادة الحشرات. على المستاجر بناءً لطلب المؤجر تزويد هذا الاخير بدليل خطي مناسب يفيد التزامه بهذا التعهد.

7.15 **Yield up.** If this Agreement is terminated for any reason, then the Lessee shall, within three working days at the latest from the Expiry date or termination, surrender and yield up to the Lessor the Premises in good condition, and reinstate to the condition in which Premises were on the Handover Date fair wear and tear excepted.

7.15 الاخلاء. إذا تم إنهاء هذا العقد لأي سبب ، يجب على المستأجر خلال ثلاثة أيام عمل على الأكثر من تاريخ الإنتهاء أو إنهاء عقد الإيجار، تسليم العين بحالة جيدة إلى المؤجر وإعادتها إلى الحالة التي كانت عليها بتاريخ استلامها من قبل المستأجر على ان يستثنى من ذلك الهلاك والتلف العادي.

7.16 LESSEE'S INSURANCE. The Lessee shall, prior to the commencement of the its works into the Premises or fit-tout, take out and maintain valid until the Commencement Date at its own expenses, a contractor's all risk insurance policy, including third party liability, and third party property insurance (including Lessor's), and workman compensation, for not less than amount defined in Annexure 1 only for any one (1) event with a reputable insurance company. Such policy shall cover all actions, proceedings, costs, losses, expenses, damages, claims, or demands of any nature whatsoever which may be made against, or incurred, or payable for, or in respect of or in any way arising, whether directly or indirectly, out of the execution of its works and the fitting out of the Demised Premises. A copy of the insurance policy will, on request, be produced to the Lessor as evidence of existence and currency thereof.
The policy shall cover the Insured Risks during the Term of the Agreement.

7.16 تأمين المستأجر. على المستأجر، ، أن يصدر، وعلى نفقته الخاصة، قبل بدء الأعمال في العين أو الإكساء، بوليصة تأمين تُغطي جميع مخاطر المقاول وتشمل المسؤولية لصالح الغير وتأمين العمال وملكية المؤجر ولا تقل عن المبلغ الوارد في الملحق 1 فقط للحادث الواحد (1) لدى شركة تأمين ذات سمعة جيدة. ويجب أن تكون هذه البوليصة سارية حتى تاريخ البدء. وتُغطي البوليصة كل الأحداث والإجراءات والتكاليف والخسائر و النفقات والأخطار والدعاوى أو أي متطلبات من أي شكل قد تنشأ أو يتم تحملها أو يلزم سدادها بطريقة مباشرة أو غير مباشرة بسبب تنفيذ الأعمال أو إكساء العين.. كما يجب على المستأجر إبرام وثيقة تأمين على العمال ضد إصابات العمل. كما يتم تقديم نسخة من وثيقة التأمين للمؤجر كدليل على وجودها.
كما يجب أن تُغطي وثيقة التأمين المخاطر المؤمن ضدها طيلة مدة العقد.

7.17 **Removal of Property after Expiration or Termination.** Any items or properties which shall not have been removed by the Lessee within the aforementioned period of three Business Days shall automatically give right to the Lessor to daily Liquidated Damages at the rate detailed in Annexure 1 until all such effects and items are removed by the Lessee, or further to a duly processed public auction. All costs and expenses incurred by the Lessor in removing, transferring, or liquidating any such effects, items or properties and/or making good the Premises and the Park/ Centre, and all other rights due to the Lessor, including Liquidated Damages and Actual Losses shall be set-off from public auction selling price if the Security Deposit is not sufficient.

7.17 **إزالة الممتلكات بعد الانتهاء أو الإنهاء.** يلتزم المستأجر بتعويضات مقدرة للمؤجر وفق القيمة الواردة في الملحق 1 عن كل يوم تأخير بعد فترة الثلاثة أيام المشار إليها أعلاه في إزالة كافة المنقولات أو الممتلكات الموجودة في العين وغير العائدة للمؤجر حتى يتم افراغ العين تماماً من تلك الممتلكات من قبل المستأجر أو تبعاً لمزاد علني منظم أصولاً. إن جميع التكاليف المتعلقة بإزالة أو نقل أو تصفية تلك الموجودات أو الممتلكات وإعادة العين والمنطقة/المركز إلى ما كانا عليه وكل الحقوق المترتبة للمؤجر من تعويضات مقدرة وخسائر فعلية يتم خصمها من ناتج البيع بالمزاد العلني فيما لو تجاوزت تلك الحقوق مبلغ التأمين الوارد في الملحق 1.

The Lessee herein acknowledges the priority rights of the Lessor as first creditor against other creditors of the Lessee over monies resulting from the public auction.

ويقر المستأجر بأفضلية دين المؤجر كدائن أول على المبلغ الناتج عن المزاد العلني تجاه أي دائن آخر للمستأجر.

This Clause shall not in any way detract from, or modify, the Lessee's obligation to vacate and to handover vacant possession of the Premises to the Lessor.

لا تسقط هذه المادة أو تعدل من التزام المستأجر بإخلاء العين وتسليمها إلى المؤجر.

8. **Binding Effect of this Agreement**. During the period of three working days referred to above, the Lessee shall continue to be bound by all the covenants of this Agreement on its part to be performed and shall not be entitled to use the Premises for any purpose other than for removal and making good any damage incurred by the abovementioned removal. During the said period of three working days, the Lessee shall continue to be responsible for the payment of utilities consumed at or for the Premises and the Rent on pro-rata basis. The payment of Rent shall not prejudice any other right herein stipulate to the Lessor.

.8 **الاثر الملزم لهذا العقد.** يتعين على المستأجر خلال فترة الثلاثة أيام عمل المشار إليها أعلاه مواصلة الالتزام بكافة التعهدات التي يترتب عليه تنفيذها بموجب هذا العقد بها مع عدم حقه في استخدام العين لأي غرض بإستثناء إزالة المنقولات وإصلاح الأضرار الناتجة عن ذلك. يبقى المستاجر خلال مدة الثلاثة أيام مسؤولاً عن دفع رسوم الخدمات والمنافع التي يستهلكها في العين والإيجار النسبي. إن آداء المستأجر للإيجار النسبي لا يؤثر في أي حق آخر للمؤجر بموجب هذا العقد.

9. **LESSOR'S COVENANTS**. The Lessor hereby covenants with the Lessee as follows:

.9 **تعهدات المؤجر.** يتعهد المؤجر للمستأجر بما يلي:

9.1 **Quiet Enjoyment**. Subject to the Lessee paying the Rent and other sums due and payable hereunder and duly and punctually observing and performing its several covenants and obligations stipulated in this Agreement on the part of the Lessee to be performed and subject to any directive or decision of any governmental or judicial authority, the Lessor shall permit the Lessee to have quiet and peaceful possession and enjoyment of the Premises during and throughout the Lease Period without any interruption by the Lessor or any person claiming under or through the Lessor.

9.1 **الاستمتاع الهادئ.** يجب على المؤجر أن يضمن للمستأجر الحيازة والاستمتاع الهادئ بالعين خلال فترة عقد الإيجار بدون أي إزعاج من قبل المؤجر أو أي شخص أخر طالما أن المستأجر يدفع بدل الإيجار والمبالغ الأخرى المطلوبة منه ويقوم بكافة الضمانات والتعهدات والالتزامات المنصوص عليها في هذا العقد او بالقرارات أو التعليمات الصادرة في هذا الشأن عن أي سلطة حكومية او قضائية.

9.2 The Lessor shall provide and maintain in good working/operational order, and where necessary repair or replace all constituent elements comprising the Common Areas and Facilities.

9.2 تقديم وتأمين والمحافظة على وضعية تشغيلية جيدة للمساحات والمنافع المشتركة والقيام عند الضرورة بإصلاح أو استبدال جميع العناصر المكونة للمساحات والمنافع المشتركة.

9.3 The Lessor shall maintain, repair and replace whenever necessary all mechanical, electrical and plumbing media used serving the Premises except where such obligations befall the Lessee under this Agreement.

9.3 صيانة وإصلاح واستبدال، عند اللزوم، كافة الوسائل الميكانيكية والكهربائية وأعمال السباكة المخصصة لخدمة العين المؤجرة باستثناء الحالة التي يكون فيها الالتزام المتقدم يقع على عاتق المستاجر بموجب هذا العقد.

10. **DEFAULT**

10. **التقصير.**

10.1 Default on Payment

10.1 عدم الدفع.

10.1.1 **Default on Payment other than Rent**. Without prejudice to the rights and remedies of the Lessor under the Agreement or under the Applicable Law, if the Lessee defaults in the making of any

10.1.1 **التقصير في دفع البدلات الاخرى.** مع عدم الإخلال بحقوق المؤجر وفقاً لهذا العقد أو وفقاً للقانون الواجب التطبيق، إذا أخل المستاجر في دفع أية مبالغ غير تلك المستحقة طبقاً للمادة

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payments, other than payments under Clause 7, or in the doing of any acts herein required to be made or done by the Lessee, then the Lessor may, but shall not be required to, make such payment or do such act. If the Lessor elects to make such payment or do such act, then the Lessee shall reimburse the Lessor for such payment and all costs and expenses incurred by the Lessor, plus a delay penalty thereon calculated at three (3) months LIBOR plus one percent (1%) from the date incurred by the Lessor until the date of final payment thereof by the Lessee and shall constitute an additional charge due from the Lessee to the Lessor hereunder. The making of such payment or the taking of such action by the Lessor shall not be considered as a cure of such default by the Lessee or prevent the Lessor from pursuing any further remedy he is otherwise entitled to in connection with such default.

7 أو قصّر في قيامه بأي عمل مطلوب منه وفقاً للعقد، يحق للمؤجر من دون ان يكون ملزماً بذلك أن يدفع هذه المبالغ أو يقوم بذلك العمل. في حالة اختيار المؤجر لذلك، يكون المستأجر مديناً للمؤجر بالقيمة المدفوعة بالإضافة إلى كل التكاليف التي تحملها المؤجر وغرامة تأخير بواقع ثلاثة (3) اشهر ليبور + (1%) من تاريخ قيام المؤجر بالدفع حتى تاريخ الدفع النهائي من قبل المستأجر. لا يعتبر قيام المؤجر بدفع المبالغ المطلوبة أو القيام بالعمل المطلوب بمثابة تصحيح/اصلاح لتقصير المستأجر ولا يسقط حقه في مطالبة المستأجر بتعويضات أخرى تتعلق بهذا التقصير.

10.1.2 Payment to Remedy other Default. If the Lessor shall be required to pay any moneys to remedy any Default by the Lessee under this Agreement then without prejudice to any other rights powers and remedies of the Lessor, the Lessee shall, upon the presentation of an invoice to it by the Lessor, pay to the Lessor the value of the invoice plus a delay penalty calculated three (3) months LIBOR plus one percent (1%) on any moneys paid by the Lessor. The delay penalty shall be computed from the date or dates upon which the moneys were expended by the Lessor until payment in full (including the delay penalty) of such moneys by the Lessee to the Lessor.

10.1.2 التعويض عن أي تقصير آخر. إذا تعين على المؤجر دفع أي أموال لتعويض أي تقصير من جانب المستأجر بموجب هذا العقد، عندها وبدون إخلال بأي من حقوق وصلاحيات وإجراءات التعويض الأخرى الممنوحة للمؤجر، يجب على المستأجر وبموجب فاتورة تقدم له من المؤجر، أن يدفع لهذا الاخير قيمة الفاتورة اضافة الى غرامة تأخير بواقع ثلاثة (3) اشهر ليبور زائد (1%) عن أي أموال يدفعها المؤجر اعتباراً من التاريخ أو التواريخ التي أنفق فيها هذه الأموال ولحين الدفع التام (بما في ذلك غرامة التأخير) لتلك الأموال من قبل المستأجر إلى المؤجر.

10.1.3 Other Remedies for Default

10.1.3 التعويضات الاخرى لإصلاح التقصير.

a) Provisions for penalty, Liquidated Damages, and recovery of Actual Losses shall not prejudice the Lessor's right to seek specific performance from the Lessee.

أ) ان دفع الغرامات والتعويضات واستيفاء الخسائر الفعلية لا يمس بحق الطرف المتضرر في طلب الزام الطرف المخالف بالتنفيذ العيني.

b) Where in the reasonable opinion of the Lessor, the Lessee has committed a remediable default of its obligation, the Lessor may, but is not obligated to, remedy the default and recover the costs, charges, and/or expenses thereof from the Lessee, provided, however, no such remedial action shall be taken unless a notice to rectify has been served in writing to the Lessee and five (5) working days elapsed without the said works having commenced or ten (10) working days elapsed without the said works having been completed. Where the work in question is of an urgent nature, the remedial work may be carried out by the Lessor after five Business Days elapsed after the notice to rectify has been served and

ب) عندما يعتبر اي طرف وفقاً لرأيه المبني على اسس معقولة، أن الطرف الآخر قد ارتكب تقصيراً في التزام يمكن معالجته، يجوز للطرف غير المقصّر من دون ان يكون ملزماً بذلك، إصلاح وتصحيح التقصير واسترداد التكاليف والرسوم والنفقات من الطرف المقصر، شرط أنه يجب عدم اتخاذ مثل هذا الإجراء التقويمي، ما لم يكن الطرف المقصر قد تبلغ إخطار كتابي بالإصلاح مع مضي خمسة (5) أيام عمل دون الشروع بتلك الأعمال المذكورة أو عشرة (10) أيام دون إكمالها. يمكن تنفيذ العمل التقويمي من قبل الطرف غير المقصر بعد مرور أسبوع (واحد) من تاريخ تقديم الإخطار بالتصليح وبعد أن يكون الطرف المقصّر قد فشل في تقويم التقصير خلال الفترة المذكورة.

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the Lessee has failed to remedy the default with the said period.

c) The costs, charges, and/or expenses recoverable shall be reasonable and be payable after the execution of the work in question, supported by all necessary invoices and documents. If the Lessee does not dispute the claim of the Lessor within 5 working days from the claim, supported by invoices, it shall be deemed that it admits the claim, in which case, the amount claimed shall become due for recovery immediately.

ج) يجب أن تكون التكاليف والرسوم والنفقات المطالب بها معقولة اضافة الى استحقاقها بعد تنفيذ العمل المقصود ومدعومة بكل المستندات والفواتير اللازمة. يعتبر المستأجر مقراً بصحة المطالبة، في حال عدم منازعته لمطالبة المؤجر خلال فترة خمسة أيام من تاريخ المطالبة (المسندة بالفواتير) وفي هذه الحالة يصبح المبلغ المطلوب مستحق الدفع فورياً.

10.2 Any dispute or disagreement arising in connection with the above shall be finally resolved in accordance with the provisions of Clause 23.

10.2 يجب حسم أي نزاع أو خلاف ينشأ عن ما ورد أعلاه بصورة نهائية وفقاً لأحكام المادة 23 .

10.3 **Actual Losses for Default**. A Default by the Lessee shall entitle the Lessor to claim damages for Actual Losses from the defaulting Party. The Lessee shall be under an obligation to the Lessor to take all reasonable steps necessary to mitigate and minimize the level of the Actual Losses suffered by the Lessor.

10.3 **الخسائر الفعلية عن التقصير.** ان التقصير من المستأجر يمنح المؤجر الحق في مطالبة المستأجر بتعويضات عن الخسائر الفعلية. يلتزم المستأجر تجاه المؤجر باتخاذ كل الخطوات المعقولة والضرورية لتخفيف وتقليل الخسائر الفعلية التي تكبدها المؤجر إلى أدنى مستوياتها.

11. TERMINATION.

Notwithstanding other provisions hereof, this Agreement may be terminated upon the following events:

11. الإنهاء.

مع عدم الإخلال بنصوص هذا العقد، يمكن إنهاؤه وفقاً للتالي:

11.1 **Expiry Date:** This Agreement shall be automatically terminated on the Expiry Date.

11.1 الإنهاء التلقائي. يعتبر هذا العقد منتهياً تلقائياً عند تاريخ الانتهاء.

11.2 Termination following Default

11.2.1 The Lessor may notify its intention to terminate this Agreement at any time by serving a notice of termination upon the Lessee if the Lessee defaults by failing or becoming unable to perform any material obligation on its part to be performed pursuant to this Agreement. This Agreement will be automatically terminated, without the need for any judicial, arbitral or administrative procedure, five (5) working days after receipt by the Lessee of the aforesaid notice, unless during the said period it has remedied the default or in the case of a default which is capable of remedy but not within the aforesaid, is diligently proceeding to cure the default by taking active, effective and continuing steps to the Lessor's satisfaction so to do and the default is in fact cured within ten (10) working days after receipt by the Lessee of the aforesaid notice.

11.2 الإنهاء بسبب التقصير.

11.2.1 يجوز لأي من الطرفين إبداء رغبته في إنهاء هذا العقد في أي وقت وذلك بإعطاء إخطار إنهاء إلى الطرف الآخر في حال تقصير هذا الاخير او إخفاقه أو عدم تمكنه من إنجاز أي التزام مادي من الواجب عليه تنفيذه بموجب هذا العقد. يتم إنهاء هذا العقد بشكل تلقائي بدون الحاجة إلى أي إجراء قضائي او تحكيمي أو إداري، بعد مرور خمسة (5) أيام عمل على استلام الطرف المقصر للإخطار المذكور أعلاه، ما لم يقم الطرف المقصر خلال المدة المذكورة بتقويم التقصير أو في حالة وجود تقصير قابل للتقويم ولكن ليس خلال المدة المشار إليها، باشر في إصلاح التقصير بواسطة خطوات فعالة ونشيطة ومستمرة بشكل يرضي الطرف غير المقصر على ان يتم إصلاح التقصير خلال عشرة (10) أيام عمل من تاريخ استلام الطرف المقصر للإخطار المذكور.

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11.2.2 Upon termination of this Agreement, the Lessee shall be liable to pay the Actual Losses suffered by the Lessor and any and all payments made pursuant to this Agreement, in so far as such payments relate or are attributable to the execution period of the Agreement.

11.2.2 إذا تم إنهاء هذا العقد بسبب التقصير يكون المستأجر ملزماً بدفع الخسائر الفعلية التي يتكبدها المؤجر اضافة الى جميع المبالغ المنصوص عنها في هذا العقد طالما ان تلك المبالغ تتعلق أو تعزى إلى المدة غير المنتهية من هذا العقد.

11.3 **Termination Following Insolvency**. This Agreement will be automatically terminated with immediate effect, without the need for any judicial, arbitral, or administrative procedure, upon Lessor serving notice of termination to the Lessee if the later is unable to pay its debts or commits an act of insolvency under the Applicable Law, or a liquidator, receiver, administrator or trustee or similar officer is appointed over any of its assets or goes into liquidation or is declared bankrupt or insolvent or makes an assignment for the benefit of or enters into an arrangement or composition with its creditors or ceases to carry on its business or substantially the whole of its business. For the avoidance of doubt it is clarified that the winding up of the Lessee for the purpose of solvent amalgamation, merger, or reconstruction shall be deemed to be an assignment and will be subject to the provisions of Clause 12.

11.3 **الإنهاء في حالة الإعسار.** يتم إنهاء هذا العقد تلقائياً وفوراً بدون الحاجة إلى أي إجراء قضائي أو تحكيمي أو إداري، إذا قام المؤجر بإخطار المستأجر بنيته إنهاء العقد بسبب عدم تمكن هذا الاخير من دفع ديونه أو إذا أعلن عدم ملاءته بموجب القانون الواجب التطبيق أو إذا تم تعيين مصفي او حارس قضائي او مدير أو أمين أو مسؤول مشابه على أي من أصوله أو إذا خضع للتصفية أو إذا تم الإعلان عن إفلاسه أو إعساره أو إذا تنازل لمصلحة دائنيه أو إذا أبرم ترتيبات أو تسوية معهم أو إذا توقف عن ممارسة أعماله كلياً أو جزئياً. لتفادي أي التباس، أن تصفية المستأجر لأغراض الاندماج أو إعادة الهيكلة سوف يعتبر تنازلاً ويخضع لأحكام المادة 12.

11.4 **Consequences of Termination**. Following termination of this Agreement:

11.4 **أثار الإنهاء.** عند إنهاء هذا العقد:

11.4.1 The Lessee shall have the right to remove from the Premises all movable chattels fixtures and fittings which it owns, upon terms provided above, and must compensate the Lessor for any damage or loss to the Lessor or to the Park/Centre caused by such removal subject to normal wear and tear;

11.4.1 يحق للمستأجر أن يزيل من العين المؤجرة الأملاك المنقولة والأشياء الثابتة والتجهيزات المملوكة منه وفقاً لما ورد أعلاه من هذا العقد على ان يقوم بتعويض المؤجر عن أي أضرار أو خسائر وقعت لهذا الاخير او المنطقة/المركز وناتجة عن هذه الإزالة بإستثناء الاضرار البسيطة والمتسامح بها.

11.4.2 At the End of the Term or its early termination, the Lessee shall surrender and yield up to the Lessor the Facility in good condition, and reinstate to the condition in which the Facility were on the Handover Date (fair wear and tear excepted) within 3 days from contract expiration or termination.

11.4.2 عند انتهاء مدة العقد أو إنهاؤه المبكر، يتوجب على المستأجر أن يسلم ويعيد المنشأة بحالة جيدة ويعيدها إلى حالتها الأصلية التي كانت بها عند تاريخ التسليم، وذلك خلال مدة ثلاثة أيام من انتهاء العقد أو انهاؤه.

11.4.3 Notwithstanding of the expiration or termination of the Term, the Lessee shall remain responsible for the payment of the Rent to the Lessor for the Facility on pro rata basis for the period from the expiration/termination of the Term till the official hand over the Facility to the Lessor which will be after the Lessor's issuance of clearance certificate.

11.4.3 على الرغم من انتهاء أو الانهاء المبكر للعقد، يبقى المستأجر مسؤولاً عن دفع بدل الإيجار للمؤجر بشكل نسبي عن المدة من تاريخ الانتهاء أو الانهاء المبكر للعقد حتى تاريخ التسليم الفعلي للمنشأة إلى المؤجر والتي تكون بعد اصدار المستأجر لشهادة براءة ذمة.

11.4.4 There will be no refund towards early termination of this contract.

11.4.4 في حالة الإنهاء المبكر لهذا العقد، فإنه لن يتم إرجاع أية مبالغ مدفوعة مسبقاً.

12. ASSIGNMENT OR TRANSFER OF AGREEMENT

12. التنازل عن العقد او التحويل.

12.1 Assignment by Lessee

12.1 التنازل من قبل المستأجر.

12.1.1 The Lessee shall not assign the Premises or create a lien on it.

12.1.1 لا يحق للمستأجر التنازل عن العين أو رهنها أبداً.

12.1.2 The Lessee shall not assign this Agreement without the prior consent in writing of the Lessor. Furthermore the Lessor shall withhold its consent to the assignment.

12.1.2 لا يحق للمستأجر التنازل عن هذا العقد دون الحصول على الموافقة الكتابية المسبقة من المؤجر.

12.1.2.1 The Lessor shall grant its consent upon its sole and absolute discretion.

12.1.2.1 يقوم المؤجر باعطاء موافقته للتنازل عن العقد وفقاً لإرادته الحرة والمنفردة.

13. SET-OFF. The right to recover and enforce the payment of any amounts due by the Lessee and owing under the Agreement to the Lessor shall include the right of the Lessor to set-off such amounts against any monies due from the Lessee, being the Security Deposit and the monies resulting from the public auction above referred to.

13. المقاصة. أن حق استرداد والالزام بدفع أي مبالغ مستحقة ومتوجبة وفقا لهذا العقد من المستأجر يشمل حق المؤجر في مقاصة مثل هذه المبالغ مقابل أي أموال مستحقة للمستأجر والمتمثلة في مبلغ التأمين و/أو ناتج البيع بالمزاد العلني الوارد أعلاه.

14. FORCE MAJEURE. Any Party seeking to invoke release for a Force Majeure event must promptly notify the other Party of the same.

14. القوة القاهرة. يخطر الطرف الذي يتمسك بحالة القوة القاهرة الطرف الآخر فور حدوث هذه الحالة.

15. INDEMNITY. The Lessee shall indemnify and keep the Lessor indemnified against Actual Losses resulting directly from the Lessee's Default.

15. لتعويض. يلتزم المستأجر بتعويض المؤجر وإبقاءه كذلك ضد الخسائر الفعلية الناجمة مباشرة عن تقصير المستأجر.

16. WAIVER. Failure of any Party on any occasion to insist upon observance or performance by the other of any covenant or obligation herein contained shall not amount to a waiver of such breach or acceptance of such variation by such Party. Furthermore, no waiver by any Party of any breach of any covenant, obligation or provision in this Agreement, express or implied shall operate as a waiver of another breach of the same or of any other covenant, obligation or provision in this Agreement, express or implied. The specific rights and remedies provided herein shall not be exclusive but shall be in addition to any other rights and remedies elsewhere provided in this

16. عدم التنازل. أن إخفاق أي طرف في أي مناسبة في الإصرار على قيام الطرف الآخر بأداء أو مراعاة أي تعهد أو التزام منصوص عنه في هذا العقد لا يؤدي الى اعتباره تنازلاً عن تلك المخالفة أو قبولاً بعدم الالتزام من جانب ذلك الطرف. كذلك إن أي تنازل من قبل أي طرف عن أي مخالفة لأي تعهد أو التزام أو نص من نصوص هذا العقد، سواء كان ضمنياً أو صريحاً لا ينبغي اعتباره تنازلاً عن اية مخالفة أخرى لذلك التعهد أو الالتزام أو النص أو عن أي تعهد أو التزام أو نص آخر في هذا العقد سواء كان ضمنياً أو صريحاً. ان الحقوق والتعويضات المنصوص عليها في هذه المادة ليست حصرية ولكنها تشمل بالاضافة الى ذلك اية حقوق وتعويضات أخرى منصوص عليها في هذا العقد أو في القانون الواجب التطبيق.

FREE TRADE ZONE

Agreement or those available under the Applicable Law.

17. ENTIRE AGREEMENT. It is expressly acknowledged by and between the Parties that the terms and conditions set out in this Agreement comprise the entire agreement as concluded between the Parties notwithstanding any negotiations or discussions or agreements prior to the execution hereof, and the Lessee further acknowledges that it has not been induced to enter into this Agreement by any representation verbal or otherwise made by or on behalf of the Lessor which is not set out herein.

17. **مجمل الاتفاق.** يقر الطرفان صراحة أن الشروط والأحكام المحددة في هذا العقد تشكل الاتفاق الكامل المبرم بين الطرفين بغض النظر عن أي مفاوضات أو مناقشات أو اتفاقات سابقة تمت بينهما قبل إبرام هذا العقد. يقر المستأجر بأنه لم يدخل هذا العقد بناء لأي تعهد شفوي أو غيره من قبل المؤجر أو بالنيابة عنه ولم يتم ذكره في هذا العقد.

18. AMENDMENT. Any changes to this Agreement may only be in writing signed by the authorized representatives of both Parties.

18. **التعديل.** ان اية تعديلات على هذا العقد يجب ان تكون خطية وموقعة من قبل الممثلين المفوضين للطرفين.

19. NON-EXCLUSIVITY OF REMEDIES. Except as otherwise prescribed herein, the specific rights and remedies provided herein shall not be exclusive but shall be in addition to any other rights and remedies under this Agreement or those available under the Applicable Law.

19. **عدم حصرية إجراءات التعويض.** ما لم ينص في هذا العقد على خلاف ذلك، لا تكون الحقوق وإجراءات التعويض الواردة هنا حصرية ولكنها تضاف إلى أي حقوق وإجراءات تعويض أخرى وردت بموجب هذا العقد أو تلك المتاحة وفقا للقانون واجب التطبيق.

20. NOTICES AND NOMINATION OF AUTHORIZED REPRESENTATIVES

20. **الإخطارات وتعيين الممثلين.**

20.1 **Form**. A notice or other communication in connection with this Agreement shall be written in English/ Arabic, and may be physically or electronically dispatched.

20.1 **الشكل.** ان أي مراسلة او إخطار بخصوص هذا العقد يجب ان تتم كتابته باللغة الإنجليزية/العربية ويرسل الكترونياً أو ورقياً.

20.2 A notice or other communication shall be deemed to be received:

20.2 يعتبر أي إخطار أو مراسلة قد وصل إلى الطرف المرسل إليه في الأوقات التالية:

20.2.1 on the day it is signed for or received by the recipient if sent by registered post or by courier;

20.2.1 في حال إرساله بالبريد المسجل، في اليوم الذي يوقع عليه من قبل المستلم أو في يوم الإستلام؛ أو

20.2.2 on the date shown on the transmission report indicating that the facsimile was sent in its entirely to the facsimile number of the addressee. The Parties shall, where possible, be given advance intimation of any notice proposed to be served by facsimile transmission, in the case of facsimile; or

20.2.2 في حالة الفاكس، في التاريخ الذي يظهر على تقرير الإرسال مؤكداً أن الفاكس قد أرسل كاملاً إلى رقم الفاكس الخاص بالمرسل إليه. يجب إبلاغ الطرفين مسبقاً وعند الامكان بأي إخطار يقترح إرساله عبر الفاكس؛أو

20.2.3 If emailed, within 12 hours from sending time.

20.2.3 في حال البريد الالكتروني، خلال اثنا عشر ساعة من وقت الإرسال.

RAK FREE TRADE ZONE

20.3 **Lessor's Representative**. The Lessor hereby appoints **Mr. Imran Cheema** (or such other person as subsequently named) as its representative authorized to receive and give instructions on its behalf.
Postal address: RAKFTZA, Al Nakheel, Ras Al Khaimah.
Fax no.: +971 7 2041012
Email: customercare@rakftz.com

20.3 **ممثل المؤجر.** يعين المؤجر السيد عمران شيما (أو أي شخص آخر يتم تعيين اسمه لاحقاً) كممثل معتمد للمؤجر ويحق له استلام أو إرسال تعليمات بالنيابة عنه.
العنوان البريدي: هيئة المنطقة الحرة، النخيل، رأس الخيمة
الفاكس: +971 7 2041012
البريد الإلكتروني: customercare@rakftz.com

20.4 **Lessee's Representative**. The Lessee hereby appoints **Mhd Zaher Daboul** (or such other person as subsequently named) as its representative authorized to receive and give instructions on its behalf.
Postal address: Ras Al Khaimah, United Arab Emirates
Fax no.:
Email: daaboulgroup@gmail.com

20.4 **ممثل المستأجر.** يعين المستأجر محمد زاهر دابول (أو أي شخص آخر يتم تعيين اسمه لاحقاً) كممثل معتمد للمستأجر يحق له استلام أو إرسال تعليمات بالنيابة عنه.
العنوان البريدي: رأس الخيمة، الامارات العربية المتحدة
الفاكس:
البريد الإلكتروني: daaboulgroup@gmail.com

21. **GOVERNING LAW**. This Agreement shall be executed, interpreted and governed by, and shall be construed in accordance with the Applicable Laws.

21. **القانون الواجب التطبيق.** يخضع هذا العقد ويتم تنفيذه وتفسيره وفقاً للقانون الواجب التطبيق.

22. **RESOLUTION OF INCONSISTENCIES**. In the event of any difference or inconsistency between the English and the Arabic wording of this Agreement, the English shall prevail.

22. **حل التباينات.** في حالة وجود اختلافات أو تعارض بين اللغتين الإنكليزية والعربية فإن اللغة الإنكليزية هي التي تسود.

23. **RESOLUTION OF DISPUTES**. Any dispute arising out of, or in connection with, the execution, termination, and/or interpretation of this Agreement, shall be referred to the exclusive jurisdiction of the Courts of Ras Al Khaimah.

23. **تسوية المنازعات.** أي نزاع يتعلق أو ينشأ عن تنفيذ أو تفسير أو إنهاء هذا العقد يتم إحالته حصرياً إلى قضاء محاكم رأس الخيمة.

IN WITNESS WHEREOF, the Parties hereto have hereonto set their hands and seals as of the day and year first above mentioned.

إشهاداً على ما تقدم، قام الطرفان بتوقيع هذا العقد في التاريخ أعلاه.

FOR AND ON BEHALF OF RAKFTZ:	FOR AND ON BEHALF OF ZEDN INDUSTRIES FZC:
المفوض بالتوقيع عن المنطقة الحرة برأس الخيمة:	المفوض بالتوقيع عن زيدن اندستريز ش م ح:
RAK FREE TRADE ZONE, Government of RAK - UAE, حكومة رأس الخيمة، Client Relations Department, قسم علاقات العملاء (stamp); Imran Cheema (signature)	Name: MHD ZAHER DABOUL الأسم:
	Designation: G.M المسمى الوظيفي:
	Signature: [signature] التوقيع:

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Annexure 1 - Particulars of Lease	الملحق 1 - خصائص العقد
The Premises area: 2,525.64 SQM	مساحة العين: 2,525.64 متر مربع
The Premises location: Plot No. 18 ;	موقع العين: ; Plot No. 18
List and description of the Premises (if applicable): N/A	لائحة ومواصفات الموجودات في العين العائدة للمؤجر (في حال التطبيق): N/A
Park/Centre location: Industrial Park	موقع المنطقة/لمركز: المنطقة الصناعية
Rent (AED): 88397.40 (As per the invoice)	بدل الإيجار (درهم): 88397.40 (حسب الفاتورة)
Liquidated Damages (AED): 242.18/day	التعويضات المتحققة (درهم): 242.18/يوم
Insurance Amount (AED) (if applicable): N/A	تأمين المستأجر (درهم) (في حال التطبيق): N/A
Security Deposit (AED) (if applicable): 8,839.40	مبلغ التأمين(درهم) (في حال التطبيق): 8,839.40
Permitted Uses: Business described in the Trade License	الإستخدامات المصرح بها: يدير أعمال ونشاط وفقاً لما هو مبين في الرخصة التجارية
Fit-out period (if applicable): 04 Months	فترة التجهيز (في حال التطبيق): 04 أشهر

Contract : 0000002004826

RAK FREE TRADE ZONE

Annexure 2 - Licensed Areas Drawings	الملحق 2 - موقع المساحات المرخصة



PLOT LAYOUT PLAN
18
2,525.64
50.499
33.849
59.264
16.247
41.828
17
KEY MAP
IP-PL18-SLP-001
INDUSTRIAL PARK
PLOT 18 & KEY MAP

RAK FREE TRADE ZONE

Addendum to Lease Agreement Dated 22nd Day of January 2017	
ملحق لعقد الإيجار المبرم بتاريخ 22 من يناير لعام 2017	
This Addendum is made effective on the 22nd Day of January 2017, entered into by and between:	أبرم هذا الملحق في يوم 22 من يناير لعام 2017 بين كل من:
RAK Free Trade Zone Authority, a government entity established under Emiri Decree dated 1/5/2000 of H.H. Sheikh Saqr Bin Mohammed Bin Salem Al Qasimi, Ruler of the Emirate of Ras Al Khaimah, and having its administrative office at Business Park, P.O. Box: 10055, Ras Al Khaimah, hereinafter referred to as the "**Lessor**", and duly represented for the purpose of this Agreement by Mr. Imran Cheema, as Director of Client Relations Department of the Lessor;	هيئة المنطقة الحرة في رأس الخيمة، هيئة حكومية مؤسسة بموجب مرسوم أميري تاريخ 2000/5/1 صادر عن سمو الشيخ صقر بن محمد بن سالم القاسمي، حاكم رأس الخيمة، عنوانها مركز الأعمال في هيئة المنطقة الحرة، ص.ب: 10055 رأس الخيمة، المشار إليها فيما يلي بـ"المؤجر"، ممثلة أصولاً لغاية هذا العقد بالسيد عمران شيما، مدير قسم علاقات العملاء؛
AND	و
Zedn Industries FZC, a company incorporated and existing under the Rules and Regulations of the Lessor, having its address at Ras Al Khaimah, United Arab Emirates, hereinafter referred to as the "Lessee", duly represented for the purpose of this Agreement by Mhd Zaher Daboul, as Manager of the Lessee.	زيدن اندستريز ش م ح، شركة مؤسسة وقائمة وفقاً لقواعد وأنظمة المؤجر، عنوانها رأس الخيمة، الامارات العربية المتحدة، والمشار إليها فيما يلي ب"المستأجر"، ممثلة أصولاً لغاية هذا العقد محمد زاهر دابول، بصفته المدير المستأجر.
WHEREAS, the Lessor and the Lessee entered into lease agreement dated on 22nd Day of January 2017 the "**Lease**";	حيث أنه سبق وأبرم الطرفان عقد إيجار بتاريخ 22 من يناير لعام 2017 "العقد"؛
WHEREAS, the Lessee shall build on the Premises warehouses hereinafter referred to as the "Warehouses", provided the Lessor shall not contribute to any costs or expenses relating thereto;	وحيث أن المستأجر سيقوم ببناء مستودعات على العين المؤجرة المشار إليها فيما يلي بـ"المستودعات"، علماً بأن المؤجر لن يتحمل أو يشارك بأي من تكاليف و/أو النفقات المرتبطة بعملية البناء؛
For avoidance of doubt, the Lessee acknowledges that leasing the Warehouses is not permitted and further undertakes not to wholly or partially lease the Warehouses.	لحاجة التوضيح، يقر المستأجر بعلمه بعدم جواز تأجير المستودعات كما يتعهد بعدم إيجارها كلاً أو جزءاً للغير.
WHEREAS, the Parties agree to amend some of the terms by adding the following clauses;	وحيث أبدى الطرفان رغبتهما في تعديل بعض بنود العقد باضافة البنود التالية؛
NOW, THEREFORE, the Lessor and the Lessee hereby agree as follows:	لذا، فقد اتفق الطرفان وهما بكامل أهليتهما القانونية على ما يلي:
"**Commencement Date**" means 22nd Day of January 2017	"تاريخ البدء" يعني 22 من يناير لعام 2017
"**Expiry Date**" means 21st Day of January 2032	"تاريخ الانتهاء" يعني 21 من يناير لعام 2032

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"Lease Term" The Lease shall be for a term of 15 years starting from the Commencement Date.	"مدة الإيجار" مدة الإيجار هي 15 عاماً، تبدأ من تاريخ البدء.
"The Premises" means Land Plot No. 18 measuring approximately 2,525.64 SQM located at Industrial Park.	"العين المؤجرة" تعني قطعة الأرض رقم 18 البالغة مساحتها 2,525.64 متر مربع تقريباً والواقعة في المنطقة الصناعية.
Rent Rate: AED 35 per SQM / Per Annum	**معدل الإيجار:** 35 درهم للمتر المربع / سنوياً
Total Payable Rent: AED 88397.40 /year	**قيمة الإيجار المستحق :** 88397.40 درهم / سنوياً
Annual Rent Increment: 3% per year starting from 22.01.2018	**معدل الزيادة السنوي:** 3% سنوياً بدءاً من تاريخ 22.01.2018
Rent Review: The Rent shall be reviewed annually and the review shall include rent rate, total payable rent and annual rent increment. However, the first rent review shall be considered after (5) five years from the Commencement Date.	**مراجعة الإيجار:** تتم مراجعة الإيجار بشكل سنوي و يشمل ذلك معدل الإيجار، قيمة الإيجار المستحق و معدل الزيادة السنوي. على أن تكون أول مراجعة للإيجار بعد (5) خمس سنوات من تاريخ البدء.
"Free Rent Period" means 04 months starting from 22.01.2018	**" مدة الإيجار المجاني للأرض"** تعني 04 أشهر من تاريخ 22.01.2018
Constructions and Unauthorized Alterations. The Lessee shall:	**البناء والتعديلات غير المصرح بها.** على المستأجر القيام بما يلي:
a) Fence the Premises in a manner as approved by the Lessor;	a) تسييج العين بالطريقة التي يوافق عليها المؤجر؛
b) Start and complete the construction works on the Premises, within a period specified later by the Lessor at its sole discretion, in accordance with the plan and specifications attached hereto as Annexure 2. The constructions shall be deemed to be completed upon issuance of building completion certificate by the Lessor;	b) بدء واتمام أعمال البناء على العين خلال المدة الزمنية التي يحددها المؤجر لاحقاً بموجب إرادته المنفردة، و وفقاً للمواصفات المرفقة ربطاً (الملحق رقم 2). يتم اعتبار عملية البناء مكتملة بناء على إصدار شهادة إتمام البناء من قبل المؤجر؛
c) Not make any constructions in the Premises without prior written approval from the Lessor;	c) أن لا يقوم بأي أعمال بناء على العين قبل الحصول على الموافقة الخطية والمسبقة من المستأجر؛
d) Pay all costs and expenses relating to fit-out, construction, building permits, design review, planning approvals and all associated costs including levelling costs;	d) أن يدفع جميع التكاليف والنفقات المتعلقة بالاكساء والتجهيز، والبناء، ورخص البناء، والتصاميم الهندسية والموافقات وجميع التكاليف المتعلقة بذلك، بما فيها تكاليف تسوية مستوى الأرض؛
The property of whatever constructed on the Premises will be to the Lessor. The Lessor have, at its sole and absolute discretion, the right to keep the constructions or ask the Lessee to remove it partially or totally and handover the Premises in a good condition, in such case all expenses related herein shall be solely borne by the Lessee.	تعود ملكية ما تم بناؤه وانشاؤه على العين وجميع أجزاؤه إلى المؤجر وحده، الذي يملك بناء على إرادته المطلقة والمنفردة الحق في الاحتفاظ بها، أو أن يطلب من المستأجر أن يقوم بإزالتها كلياً أو جزئياً وتسليم العين بحالة جيدة، وفي هذه الحالة فإن جميع التكاليف المتعلقة بإعادة الحال إلى ما كان عليه تكون على نفقة المستأجر وحده.

The Lessee shall, after getting the Lessor's prior written approval, contact the competent authorities for the construction of electric substations, corridors for cable laying and roads crossing ducts for laying cables across the roads and the settlement of the related power connection fees estimate (the estimate for electric supply to the project) and any other associated costs.	على المستأجر، بعد الحصول على موافقة المؤجر الكتابية المسبقة، التواصل مع الجهات المختصة وذلك لإنشاء المحطات الفرعية للكهرباء والممر من أجل مد الكابلات وكذلك قنوات تقاطعات الطرق لمد الكابلات عبر الطرق وتسوية الرسوم ذات الصلة المقدرة بشأن توصيل الطاقة (التقدير المتعلق بتوفير الكهرباء من أجل المشروع) وغيرها من التكاليف ذات الصلة.
For avoidance of doubt, the Lessee shall pay the fees for connecting electricity and water to the competent authorities whether the payment is made under his name or on behalf of the Lessor and the Lessee shall not be entitled to claim the Lessor to pay/repay any paid amounts/fees.	لدرء الشك، يتحمل المستأجر وحده سداد الرسوم الخاصة بتوصيل الكهرباء والمياه وذلك سواء تم السداد للجهات المختصة باسمه أو بالنيابة عن المؤجر، دون أن يكون له الحق في الرجوع على المستأجر بأي مبلغ/رسوم تم دفعها.
Termination: a) The Lease shall be automatically terminated upon expiry of the Lessee's Trade License.	الانهاء: a) يعتبر العقد منتهياً تلقائياً عند انتهاء الرخصة التجارية للمستأجر.
b) The Lessor has the right to terminate the Lease, at its sole and absolute discretion, upon a ninety (90) days prior written notice to the Lessee.	b) يحق للمؤجر إنهاء عقد الإيجار، بناء على إرادته المطلقة والمنفردة، وذلك عن طريق ارسال اشعار خطي مسبق للمستأجر قبل تسعين (90) يوماً من رغبته في ذلك.
c) In case of early termination by the Lessee, a 12 months written notice shall be served to the Lessor prior to the wanted termination date. In the event the Lessee fails to serve the notice in the mentioned period, the Lessee shall pay a 12 month's rent from the notice date regardless of the expiry date.	c) في حال الإنهاء المبكر لعقد الإيجار من قبل المستأجر، يلتزم المستأجر بإرسال إشعار خطي للمؤجر قبل 12 شهراً من التاريخ المراد الإنهاء فيه. في حال فشل المستأجر بالالتزام بالمدة المذكورة يترتب عليه دفع بدل الإيجار عن 12 شهراً تحتسب من تاريخ الإخطار و بغض النظر عن تاريخ الانتهاء.
In the event of any difference or inconsistency between the Lease and this Addendum, the provisions of this Addendum shall prevail.	في حال وجود اختلاف أو تعارض بين هذا الملحق وبين عقد الإيجار، فإن أحكام هذا الملحق هي التي تسود.
All other provisions and conditions of the Lease remain the same except as adjusted herein.	إن باقي البنود والشروط المذكورة في العقد تبقى على حالها باستثناء ما تم تعديله في هذا الملحق.
FOR AND ON BEHALF OF THE LESSOR: RAK FREE TRADE ZONE Client Relations Department	المفوض بالتوقيع عن المؤجر:
FOR AND ON BEHALF OF THE LESSEE: MHD ZAHER DABOUL	المفوض بالتوقيع عن المستأجر: